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                                                                    EXHIBIT 99.2

        TYCO AND CIT UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

    The accompanying unaudited pro forma combined financial information relates to the merger of The CIT Group, Inc. with and into Tyco Acquisition Corp. XIX
(NV), a wholly-owned subsidiary of Tyco International Ltd, which was consummated on June 1, 2001. In the merger, each share of CIT common stock, other than shares owned by The Dai-Ichi Kangyo Bank Limited, was exchanged for 0.6907 of a Tyco common share. Shares of CIT common stock owned by Dai-Ichi (which constitute 71 million of the outstanding shares) were purchased by Tyco Acquisition immediately prior to the merger for $35.02 per share in cash. In addition to the CIT common stock, there were outstanding shares of exchangeable stock issued by CIT Exchangeco Inc., an indirect subsidiary of CIT. Each exchangeable share outstanding was exchangeable for one share of CIT common stock. Each exchangeable share is now exchangeable for 0.6907 of a Tyco common share. The merger is being accounted for in accordance with the purchase method of accounting. Accordingly, the accompanying unaudited pro forma combined financial information gives effect to the transaction in accordance with the purchase method of accounting. Pursuant to Rule 11-02 of Regulation S-X, the unaudited pro forma combined financial information excludes extraordinary items and cumulative effect of accounting changes.

    The unaudited pro forma combined financial information should be read in conjunction with:

    1. Tyco's audited Consolidated Financial Statements, including the accounting policies and notes thereto, included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2000,

    2. Tyco's unaudited Consolidated Financial Statements and notes thereto included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001,

    3. CIT's audited Consolidated Financial Statements, including the notes thereto, included in its Annual Report on Form 10-K for the year ended December 31, 2000, and

    4. CIT's unaudited Consolidated Financial Statements and notes thereto included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001.

    The following unaudited pro forma combined financial information sets forth the combined results of operations for the fiscal year ended September 30, 2000 and the nine months ended June 30, 2001, as if the merger had occurred at the beginning of fiscal 2000. Prior to the merger, CIT had a December 31 year end, which differs from Tyco's September 30 fiscal year end. The unaudited pro forma combined statements of continuing operations for the fiscal year ended September 30, 2000 and the nine months ended June 30, 2001 include the historical results of operations for CIT for the year ended December 31, 2000 and the eight months ended June 1, 2001, respectively. Accordingly, the results for the quarter ended December 31, 2000 for CIT have been included in the operating results for the year ended September 30, 2000 and in the operating results for the eight months ended June 1, 2001.

    The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have actually occurred if the acquisition had been consummated as of the beginning of the periods presented, nor is it necessarily indicative of future operating results.

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             UNAUDITED PRO FORMA COMBINED STATEMENTS OF CONTINUING
               OPERATIONS FOR THE NINE MONTHS ENDED JUNE 30, 2001
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                           PRO FORMA      PRO FORMA
                                                    TYCO        CIT      ADJUSTMENTS(2)   COMBINED
                                                  ---------   --------   --------------   ---------
REVENUES
Net revenue.....................................  $25,695.2   $     --      $    --       $25,695.2
Finance income..................................      417.9    3,690.0                      4,107.9
Other income....................................       95.9      454.8                        550.7
Net gain on sale of shares of subsidiary........       64.1         --                         64.1
Net gain on sale of businesses and
  investments...................................      276.6         --                        276.6
                                                  ---------   --------      -------       ---------
    Total revenues..............................   26,549.7    4,144.8           --        30,694.5

COSTS AND EXPENSES
Cost of revenue.................................   15,901.1         --           --        15,901.1
Selling, general, administrative expenses and
  other costs and expenses......................    4,962.7    1,760.9         55.2 (3)     6,774.0
                                                                               (4.8)
Interest and other financial charges, net.......      736.1    1,674.9         96.1 (4)     2,507.1
Provision for credit losses.....................       18.6      280.2           --           298.8
Merger, restructuring and other non-recurring
  charges, net..................................        8.1         --           --             8.1
Write-off of purchased in-process research and
  development...................................      184.3         --           --           184.3
Charges for the impairment of long-lived
  assets........................................       27.9         --           --            27.9
                                                  ---------   --------      -------       ---------
    Total costs and expenses....................   21,838.8    3,716.0        146.5        25,701.3
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME
  TAXES AND MINORITY INTEREST...................    4,710.9      428.8       (146.5)        4,993.2
Income taxes....................................   (1,294.2)    (182.5)        31.8 (5)    (1,444.9)
Minority interest...............................      (40.0)      (4.9)        (3.0)          (47.9)
                                                  ---------   --------      -------       ---------
INCOME FROM CONTINUING OPERATIONS...............  $ 3,376.7   $  241.4      $(117.7)      $ 3,500.4
                                                  =========   ========      =======       =========
Income from continuing operations per common
  share(1):
  Basic.........................................  $    1.91                               $    1.86
  Diluted.......................................  $    1.89                               $    1.83
Weighted-average number of common shares(1):
  Basic.........................................    1,764.2                                 1,882.4
  Diluted.......................................    1,790.1                                 1,908.3

See notes to unaudited pro forma combined financial information.

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             UNAUDITED PRO FORMA COMBINED STATEMENTS OF CONTINUING
            OPERATIONS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                           PRO FORMA      PRO FORMA
                                                    TYCO        CIT      ADJUSTMENTS(2)   COMBINED
                                                  ---------   --------   --------------   ---------
REVENUES
Net revenue.....................................  $28,931.9   $     --      $    --       $28,931.9
Finance income..................................         --    5,248.4           --         5,248.4
Other income....................................         --      912.0           --           912.0
Net gain on issuance of common shares by
  subsidiary....................................    1,760.0         --           --         1,760.0
                                                  ---------   --------      -------       ---------
    Total revenues..............................   30,691.9    6,160.4           --        36,852.3

COSTS AND EXPENSES
Cost of revenue.................................   17,931.2         --           --        17,931.2
Selling, general, administrative expenses and
  other costs and expenses......................    5,252.0    2,422.0         86.5 (3)     7,741.3
                                                                              (19.2)
Interest and other financial charges, net.......      769.6    2,497.7        160.8 (4)     3,428.1
Provision for credit losses.....................         --      255.2           --           255.2
Merger, restructuring and other non-recurring
  charges, net..................................      175.3         --           --           175.3
Charges for the impairment of long-lived
  assets........................................       99.0         --           --            99.0
                                                  ---------   --------      -------       ---------
    Total costs and expenses....................   24,227.1    5,174.9        228.1        29,630.1
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME
  TAXES AND MINORITY INTEREST...................    6,464.8      985.5       (228.1)        7,222.2
Income taxes....................................   (1,926.0)    (373.9)        49.0 (5)    (2,250.9)
Minority interest...............................      (18.7)        --        (11.9)          (30.6)
                                                  ---------   --------      -------       ---------
INCOME FROM CONTINUING OPERATIONS...............  $ 4,520.1   $  611.6      $(191.0)      $ 4,940.7
                                                  =========   ========      =======       =========
Income from continuing operations per common
  share(1):
  Basic.........................................  $    2.68                               $    2.71
  Diluted.......................................  $    2.64                               $    2.68
Weighted-average number of common shares(1):
  Basic.........................................    1,688.0                                 1,821.0
  Diluted.......................................    1,713.2                                 1,846.2

See notes to unaudited pro forma combined financial information.

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          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

(1) The unaudited pro forma combined per share amounts are based on the pro forma combined weighted-average number of common shares which equals Tyco's weighted-average number of common shares outstanding for the period plus the total number of Tyco common shares that were delivered to CIT stockholders in the merger and may be delivered upon the exchange of CIT's exchangeable shares, weighted for the period they were not outstanding. CIT Exchangeco exchangeable shares were exchangeable for shares of CIT common stock on a 1:1 basis. The number of shares delivered in the merger and that may be delivered upon the exchange of the exchangeable shares is based on the CIT stockholders and holders of the exchangeable shares receiving 0.6907 Tyco common shares for each share of CIT common stock or exchangeable share held. Immediately prior to the consummation of the merger, a subsidiary of Tyco purchased 71 million shares of CIT from Dai-Ichi Kangyo Bank Limited for $35.02 per share in cash. For purposes of the unaudited pro forma combined financial information, the actual number of Tyco common shares issued plus the number of Tyco common shares that may be delivered upon exchange of the exchangeable shares was used. This amount is 132,970,380 Tyco common shares.

(2) There were no material transactions between Tyco and CIT during any of the periods presented. Minority interest expense has been reclassified on CIT's statements of operations in the unaudited pro forma combined financial statements on a basis consistent with Tyco's financial statements.

(3) For purposes of the unaudited pro forma combined financial information, the excess of the purchase price over the book value of net assets acquired of CIT has been recorded as goodwill and other intangible assets, which are amortized over estimated useful lives of 5 to 40 years.

(4) The increase in interest expense reflects the purchase of 71 million shares for $35.02 per share funded with Tyco's commercial paper program.

(5) The income tax benefit relates to the assumed increase in interest expense, slightly offset by the tax effect of the minority interest reclassification.

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